UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 10, 2012, Kim R. Tsuchimoto ceased to serve as the Chief Financial Officer (principal financial officer and principal accounting officer) of Raptor Pharmaceutical Corp. (“Raptor”) and Raptor appointed Ms. Tsuchimoto as its Vice President, Finance.

(c) On September 10, 2012, Raptor appointed Georgia L. Erbez, 45, as its Chief Financial Officer (its principal financial officer and principal accounting officer), and, in connection therewith, Raptor and Ms. Erbez entered into an employment agreement (the “Employment Agreement”) dated September 10, 2012. The Employment Agreement has an initial term of three years commencing on September 10, 2012, and thereafter the term shall renew automatically for successive one year periods, unless either party provides notice to the other terminating the Agreement no later than the 90th day prior to the last day of the term (as extended) of the Agreement. Under the Employment Agreement, Ms. Erbez is entitled to an annual salary of $330,000, the amount of which may be increased from time to time in the discretion of Raptor’s board of directors, and stock options to purchase 190,000 shares of Raptor’s common stock at the closing price on September 8, 2012, the business day preceding the date of grant. These stock options vest 6/48ths on the six-month anniversary of such grant and 1/48th per month thereafter and expire ten years from date of grant. Notwithstanding anything to the contrary contained in the Employment Agreement, such options will be subject to the terms and conditions of Raptor’s 2010 Stock Incentive Plan, as amended from time to time, and the applicable Notice of Grant and Stock Option Agreement. In addition, Ms. Erbez is eligible for annual and discretionary cash bonuses as determined by Raptor’s board of directors, provided, however, that Ms. Erbez must be employed on the date any such bonus actually is paid in order to be eligible to receive such bonus. The annual discretionary bonus shall have a target payment of 40% of Ms. Erbez’s base salary for the year in question.

In the event of a termination without cause or constructive termination of Ms. Erbez’s employment by Raptor that does not occur within the 12 months following a change in control of Raptor, Raptor will continue to (a) pay Ms. Erbez’s salary for 12 months after such termination and (b) reimburse or pay the cost of continuing any Raptor-sponsored group health plan coverage under COBRA for 12 months or a shorter period of time if Ms. Erbez becomes eligible to enroll in another group health plan the monthly cost of which will be subsidized by at least 50% of such cost. In addition, all of Ms. Erbez’s vested options or stock appreciation rights with respect to Raptor’s common stock will remain exercisable until the first anniversary of the termination of her employment, and all shares of Raptor common stock owned by Ms. Erbez will immediately be released from any and all resale or repurchase rights restrictions.

In the event of a termination without cause or constructive termination of Ms. Erbez’s employment by Raptor that occurs within the 12 months following a change in control of Raptor, in addition to the payments described in the preceding paragraph, all of Ms. Erbez’s unvested equity and equity-based awards (including stock options) issued by Raptor or issued by the acquiring company as a replacement will vest immediately and will remain exercisable until the second anniversary of the termination of employment. All shares of Raptor common stock owned by Ms. Erbez will immediately be released from any and all resale or repurchase rights restrictions. Additionally, Ms. Erbez will be entitled to a lump sum payment equal to the average of the annual bonus payments received by Ms. Erbez in the two years preceding the year of termination, except that (i) if two annual bonus payments have not been made prior to her termination, such lump sum payment shall be an amount equal to the annual bonus payment received by Ms. Erbez with respect to the year preceding the year of termination, or (ii) if an annual bonus payment has not been made prior to her termination, such lump sum payment shall be an amount equal to 40% of her base salary.

In the event of a termination for disability or death, for 3 months after such termination, Raptor will continue to pay Ms. Erbez’s salary and, in the case of disability, shall reimburse or pay the cost of continuing any Raptor-sponsored group health plan coverage under COBRA.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Ms. Erbez has over 20 years of experience in investment banking focused on providing comprehensive financial and strategic advisory services to life science companies. Since 2008, Ms. Erbez, as the founder and managing director of Beal Advisors, a boutique investment bank, has provided advisory and capital raising services to emerging growth companies. Ms. Erbez also served as managing director and consultant at Collins Stewart LLC from April 2011 to January 2012. From 2005 to 2008, Ms. Erbez served as senior vice president in the life sciences investment banking group at Jefferies & Co, and prior to that time, Ms. Erbez worked at SG Cowen, Hambrecht & Quist and Alex, Brown & Sons. Ms. Erbez has participated in over 70 financing and merger transactions in the health care industry valued at over $7.0 billion. Ms. Erbez earned her Bachelor of Arts degree in International Relations with an emphasis in Economics from the University of California at Davis in 1989.

Family Relationships: Ms. Erbez is not related by blood, marriage or adoption to any of Raptor’s directors or other executive officers.

Related Party Transactions: There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

(e) The disclosure set forth in Item 5.02(c) above is hereby incorporated into this Item 5.02(e) by reference.

Item 8.01 Other Events.

On September 10, 2012, Raptor issued a press release announcing the appointment of Georgia Erbez as Chief Financial Officer of Raptor and the appointment of Kim R. Tsuchimoto as Vice President, Finance, transitioning from the position of Chief Financial Officer of Raptor. Raptor further announced that Raptor Therapeutics, Inc. (“Raptor Therapeutics”), Raptor’s wholly-owned subsidiary, appointed Julie A. Smith as its Executive Vice President, Strategy, and Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

A copy of the Employment Agreement dated September 10, 2012 between Raptor Therapeutics and Julie A. Smith is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

A copy of the Employment Agreement dated September 10, 2012 between Raptor and Kim R. Tsuchimoto is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description	Filed Here with	Incorporated by Reference
			Form	File No.	Exhibit Filing Date	Filed By
10.1**	Employment Agreement, dated September 10 2012, between Raptor and Georgia Erbez.	X
10.2**	Employment Agreement, dated September 10, 2012, between Raptor Therapeutics and Julie A. Smith.	X
10.3**	Employment Agreement, dated September 10, 2012, between Raptor and Kim R. Tsuchimoto.	X
99.1	Press release issued by Raptor dated as of September 10, 2012	X

**	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.

Date: September 11, 2012	By:	/s/ Christopher M. Starr, Ph.D.
	Name:	Christopher M. Starr, Ph.D.
	Title:	Chief Executive Officer and Director

Exhibit Index

Exhibit No.	Exhibit Description	Filed Here with	Incorporated by Reference
			Form	File No.	Exhibit Filing Date	Filed By
10.1**	Employment Agreement, dated September 10, 2012, between Raptor and Georgia Erbez.	X
10.2**	Employment Agreement, dated September 10, 2012, between Raptor Therapeutics and Julie A. Smith.	X
10.3**	Employment Agreement, dated September 10, 2012, between Raptor and Kim R. Tsuchimoto.	X
99.1	Press release issued by Raptor dated as of September 10, 2012	X

**	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.